Exhibit 99.1

Mitel Updates First Quarter 2011 Guidance

OTTAWA, Aug 9, 2010 (GlobeNewswire via COMTEX News Network) — Mitel(R) (Nasdaq:MITL), a leading provider of unified communications software solutions, today announced that it expects revenue for the first quarter ending July 31, 2010 to be approximately $160M, compared to the previously provided range of $163 million to $167 million.

Mitel will provide more detail when it releases its financial results for the first quarter of fiscal 2011 and host a conference call for analysts and investors after the market closes on September 2, 2010. Details for the conference call will be announced prior to the date.

Forward-Looking Statements

Some of the statements in this press release, including statements regarding Mitel’s expected revenue for the first quarter of fiscal 2011 and its financial outlook generally, are forward-looking statements (within the meaning of applicable U.S. and Canadian securities laws). Statements that include the words “may,” “will,” “should,” “could,” “estimate,” “continue,” “expect,” “intend,” “plan,” “predict,” “potential,” “believe,” “project,” “anticipate” and similar statements of a forward-looking nature, or the negatives of those statements, identify forward-looking statements. In particular, this press release contains forward-looking statements pertaining to, among other matters: our future economic performance, profitability and financial condition; general global economic conditions; our business strategy, plans and objectives for future operations; our industry and the growth in the markets in which we compete; the costs of operating as a public company; and our research and development expenditures. These forward-looking statements reflect currently available information or our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. In making these statements we have made assumptions regarding, among other things: no unforeseen changes occurring in the competitive landscape that would affect our industry generally or Mitel in particular; a stable or recovering economic environment; no significant event occurring outside the ordinary course of our business; and stable foreign exchange and interest rates. Actual events or Mitel’s results, performance, financial position or achievements could differ materially from those contemplated, expressed or implied by such forward-looking statements as a result of various risks and uncertainties, including the risks factors described under the heading “Risk Factors” in Mitel’s prospectus, dated April 21, 2010, which has been filed with the U.S. Securities and Exchange Commission and Canadian securities authorities. Except as required by law, Mitel is under no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

About Mitel

Mitel Networks (Nasdaq:MITL) is a global provider of business communications solutions and services, consisting of unified communications and collaboration software applications, IP telephony platforms, mobility applications and managed and network services. Mitel enables businesses of all sizes to move beyond basic fixed telephony tools toward integrated multi-media collaboration solutions, accessible from anywhere, helping to improve performance, gain competitive advantage, and reduce costs. Mitel’s global headquarters are in Ottawa, Canada, U.S. headquarters are in Chandler, Arizona and EMEA headquarters are in Caldicot, UK, with offices, partners, and resellers worldwide.

Mitel and the Mitel logo are registered trademarks of Mitel Networks Corporation.

All other trademarks are the property of their respective owners.

The Mitel Networks Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=7323

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SOURCE: Mitel Networks Corporation

CONTACT: Mitel Networks Corporation

Media

Danielle McNeil

613-592-2122 x4643

danielle_mcneil@mitel.com

Twitter: @Danielle_McNeil

Industry Analysts

Kevin Johnson

613-592-2122 x6690

kevin_johnson@mitel.com

Twitter: @Kevin_Johnson

Investor Relations

Cynthia Hiponia

613-592-2122 x1992

investorrelations@mitel.com

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